ACCOUNT AGREEMENT
                                -----------------


This ACCOUNT AGREEMENT (this "Account Agreement"), dated as of August 21, 2003, is among ONCOR ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC, a Delaware limited liability company, as Issuer (the "Issuer") and THE BANK OF NEW YORK, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee") and as account bank (the "Account Bank). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Indenture, dated as of August 21, 2003 (as amended or supplemented, the "Indenture"), by and between the Issuer and the Indenture Trustee.

                              W I T N E S S E T H:

WHEREAS, the Issuer is issuing contemporaneously herewith $500,000,000 aggregate principal amount of its series 2003 transition bonds (the "2003 Bonds") and may issue one or more additional series of transition bonds in 2004 or later, each pursuant to the Indenture (together with the 2003 Bonds, the "Bonds");

WHEREAS, the Indenture provides that there be established a special account as defined below in which the Issuer shall deposit funds to cover the fees and expenses including indemnity amounts of the Indenture Trustee;

WHEREAS, the Financing Order provides that in addition to the accounts specified therein there may be established additional accounts and subaccounts by the Issuer to be used for specified purposes;

WHEREAS, the Financing Order further provides that the Issuer may have assets other than the Transition Property for the purpose of supporting its obligations under the Bonds;

WHEREAS, the Financing Order affords the Issuer flexibility in establishing terms and conditions of the Bonds and among other things in establishing reserves.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. On or prior to August 21, 2003 (the "Closing Date"), the Account Bank shall establish a segregated trust account (the "Indenture Trustee Reserve Account") in the name of the Issuer for the benefit of the Indenture Trustee. In no event shall the Indenture Trustee Reserve Account be deemed part of the trust estate or constitute Collateral. Withdrawals from the Indenture Trustee Reserve Account shall be made only as provided herein.

     2. On the Closing Date, the Issuer shall deposit into the Indenture Trustee Reserve Account, by wire transfer of immediately available funds, an amount equal to $3,846,154. On the earlier of January 15, 2004 or the next issuance of any Bonds in excess of the 2003 Bonds, the Issuer shall deposit into the Indenture Trustee Reserve Account, by wire transfer of immediately available funds, an amount equal to $6,153,846.


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     3. The funds to be credited to the Indenture Trustee Reserve Account shall be invested and reinvested from time to time by the Account Bank upon receipt of a written instruction from the Issuer or its agent or agents (from time to time designated in writing) in Eligible Investments. The initial investment instructions are hereto attached as Exhibit A. Upon receipt of instructions of the Issuer, all net earnings on the amounts on deposit in the Indenture Trustee Reserve Account shall be paid to the Issuer by the 5th Business Day of each month, commencing on September, 2003. In no event shall the Account Bank or the Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon. The Account Bank and the Indenture Trustee shall have no liability in respect of losses incurred as a result of the failure of the Issuer to provide timely written investment direction.

     4. The Account Bank shall withdraw funds held in the Indenture Trustee Reserve Account from time to time upon the request of the Indenture Trustee without further consent by the Issuer or any other entity in order to reimburse the Indenture Trustee for any fees and expenses reasonably incurred by the Indenture Trustee (including reasonable attorney's fees and expenses) in connection with the transactions contemplated in the Indenture, to the extent that such amounts were not reimbursed or are not otherwise available under section 8.02(e) of the Indenture, and were not incurred by the Indenture Trustee through Indenture Trustee's own willful misconduct, negligence or bad faith (collectively, the "Fees and Expenses"). The Indenture Trustee shall present a statement of Fees and Expenses to the Issuer at least one day prior to such withdrawal.

     5. If an Event of Default under the Indenture has occurred and is continuing (i) the Indenture Trustee shall have sole control of the Indenture Trustee Reserve Account, (ii) the Account Bank shall recognize only written instructions of the Indenture Trustee, and (iii) the Issuer shall have no control over the Indenture Trustee Reserve Account, except as provided in paragraph 6 below.

     6. On the date upon which all amounts due to the Holders have been paid in full in accordance with the terms of the Indenture, all funds remaining in the Indenture Trustee Reserve Account less any amounts then due and owing to the Indenture Trustee hereunder shall be distributed to the Issuer upon its written order.

     7. This Account Agreement shall not serve as a waiver or modification to any right or remedy available to the Indenture Trustee under the terms of the Basic Documents.

     8. THIS ACCOUNT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     9. Any notice, report or other communication given hereunder (including each statement of Fees and Expenses) shall be in writing and addressed as follows:


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               if to the Issuer, to:
               Oncor Electric Delivery Transition Bond Company LLC
               Energy Plaza
               1601 Bryan Street, Suite 2-023
               Dallas, Texas  75201
               Attn: Kirk R. Oliver, Manager
               Phone:  214-812-5565
               Fax:  214-812-2488

               with a copy to:
               Oncor Electric Delivery Company, as Administrator
               500 N. Akard Street
               Dallas, Texas  75201
               Attn: John M. Casey, Assistant Treasurer
               Phone:  214-812-4776
               Fax:  214-812-2488

               if to the Indenture Trustee, to:
               The Bank of New York
               101 Barclay Street, 8W
               New York, New York 10286
               Attn: Structured Finance - ABS
               Phone: 212-815-6165
               Fax: 212-815-2493

          or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, by facsimile, or hand-delivered to the address of such party as provided above.

     10. No amendment or waiver of any provision of this Account Agreement, nor any consent to any deviation by Issuer, shall in any event be effective unless the same shall be in writing and signed by the Indenture Trustee (and, in the case of an amendment, the other parties hereto), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and only in respect of the provisions of this Account Agreement specifically waived.

     11. This Account Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Account Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Account Agreement.

     12. This Account Agreement is the entire agreement of the parties with respect to the subject matter hereof, and supersedes any and all previous agreements and understandings with respect to the subject matter thereof.


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     13. In the event any one or more of the provisions contained in this
Account Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included hereunder.


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          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Account Agreement as of the day and year first above written.


                                         ONCOR ELECTRIC DELIVERY
                                         TRANSITION BOND COMPANY LLC,
                                         as Issuer


                                         By:  /s/ Kirk R. Oliver
                                            ------------------------------------
                                              Kirk R. Oliver, Manager



ACKNOWLEDGED AND AGREED


THE BANK OF NEW YORK,
as Account Bank


By:  /s/ Cassandra Shedd
   --------------------------------
Name:   Cassandra Shedd
Title:  Vice President

THE BANK OF NEW YORK,
as Indenture Trustee


By:  /s/ Cassandra Shedd
   --------------------------------
Name:   Cassandra Shedd
Title:  Vice President


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                                                                       EXHIBIT A

               AUTHORIZATION AND DIRECTION TO THE BANK OF NEW YORK
                             TO INVEST CASH BALANCES

                            [INTENTIONALLY OMITTED]